Exhibit 10.8c

                             ACCEPTANCE CERTIFICATE
                      For Equipment Schedule No. 1 to the
              Master Lease Agreement dated as of 12/22/03 between
   The Walden Asset Group, LLC (Lessor) and Playboy Entertainment Group, Inc.
                                    (Lessee)
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Equipment Acceptance: The Lessee hereby certifies that the following Equipment
(as set forth in the Equipment Schedule identified below) has been delivered and installed as of the Commencement Date at the location and on the date identified below. This Equipment has been tested and inspected by the Lessee, found to be in good working order, and is accepted as Equipment under the Lease on the Commencement Date indicated below.

Equipment Schedule:           No. 1

Installation Locations:       3030 Andrita St., Los Angeles, California 90065

Commencement Date:            December 22, 2003

First Basic Rent Date:        January 1, 2004

Description of Equipment:     Various Equipment as further outlined in Exhibit
                              A attached hereto

Lessor's Cost:                $14,314,971.45 ($5,516,942.16 of the equipment is
eligible for the 30% special depreciation allowance and basis adjustment under
Section 168(k)(1) of the code)

Lease Factors:                Factor Type                        Factor
--------------                -----------                        ------
                              Monthly                            1.7102%
                              Daily                              0.00293%

Basic Rent:                   $244,814.64  Monthly in Advance

Lease Term:                   60 Months commencing on the First Basic Rent Date
and preceded by a period from the Commencement Date to the First Basic Rent
Date.

Lessee hereby confirms the acceptance of the Equipment described above under the Lease, the Lease Factor, the First Basic Rent Date, Lessor's Cost and other information described above, and the Lessee hereby represents and warrants that the Lease is in full force and effect, there have been no defaults thereunder, the Equipment is in good order and repair and there are no agreements between Lessor and Lessee other than the Lease and the Equipment Schedule which cover the leasing of the Equipment.

Playboy Enterprises, Inc.                   Playboy Entertainment Group, Inc.
(Guarantor)                                 (Lessee)


By: /s/ Robert D. Campbell                  By:  /s/ Robert D. Campbell
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Title: SVP, Treasurer and Asst. Secretary   Title: Treasurer and Asst. Secretary
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Date: December 22, 2003                     Date: December 22, 2003